UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2009
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	0-19777 (Commission File Number)	22-3103129 (IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 – Financial Statement and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2009, the Board of Directors of DUSA Pharmaceuticals, Inc. elected Alexander W. Casdin as a director of DUSA. Mr. Casdin fills the vacancy on the Board of Directors created when D. Geoffrey Shulman, MD resigned from the Board of Directors effective December 1, 2008.
Mr. Casdin, 41, is the founder of Casdin Advisors, LLC, a strategic advisory company for healthcare and biotechnology companies. Prior to founding Casdin Advisors, Mr. Casdin served from 2001 to 2007 as the Chief Executive Officer and Portfolio Manager of Cooper Hill Partners, LLC. From 1999 to 2001, Mr. Casdin was a Portfolio Manager at Pequot Capital Management, LLC where he oversaw a large healthcare fund. Prior to joining Pequot Capital Management, Mr. Casdin was a Senior Managing Analyst at Dreyfus Corporation. Mr. Casdin is a member of the Advisory Board of the Hassenfeld Center for Cancer & Blood Disorders based at New York University’s Langone Medical Center and a member of the Artists Council of the Whitney Museum of American Art. Mr. Casdin holds a Bachelor’s degree from Brown University and earned his Masters in Business Administration from Columbia Business School.
In connection with his election to the Board of Directors, Mr. Casdin will receive an award of options to purchase 15,000 shares of DUSA common stock on February 27, 2009 at an exercise price equal to the fair market value of DUSA’s common stock on that date pursuant to DUSA’s 2006 Equity Compensation Plan, as amended.
The Nominating and Corporate Governance Committee of the Board of Directors is also considering whether to further expand the Board.
Except for historical information, this report contains certain forward-looking statements that represent our current expectations and beliefs concerning future events, and involve certain known and unknown risk and uncertainties. These forward-looking statements relate to the anticipated contributions of the new board member and expectations for growth of its revenue base. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from future results, performance or achievements expressed or implied by those in the forward-looking statements made in this release. These factors include, without limitation, actions by health regulatory authorities, sufficiency of funds, results of clinical trials, reliance on third party manufacturers, and other risks and uncertainties identified in DUSA’s Form 10-K for the year ended December 31, 2007, and other SEC filings from time to time.
Item 9.01 – Financial Statement and Exhibits.

Item No.	Description

99.1	Press Release, dated January 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: January 29, 2009	By:	/s/ Robert F. Doman
Robert F. Doman, President and
Chief Executive Officer